FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Director of Investor Relations, or Katherine L. Johnston, Manager of Investor Relations (617) 796-8245 www.fivestarqualitycare.com

Five Star Quality Care, Inc. Reports Third Quarter 2008 Results

____________________________________

Newton, MA (November 5, 2008).  Five Star Quality Care, Inc. (NYSE Alternext US: FVE) today announced its financial results for the quarter and nine months ended September 30, 2008.

Third Quarter 2008 Financial Highlights:

▪	Total revenues for the third quarter of 2008 increased 15.3% to $281.9 million from $244.6 million for the same period last year.

▪
Net loss per share from continuing operations for the third quarter of 2008 was $0.05, basic and diluted, compared to net income per share of $0.27 and $0.24, basic and diluted, respectively, for the same period last year.

▪
During the three months ended September 30, 2008, we recognized a $1.7 million unrealized loss as a result of our holdings of auction rate securities; a $3.0 million loss due to the impairment of certain investments in marketable securities; and a gain of $743,000 due to the early extinguishment of debt. Without these items, we would have reported diluted earnings per share from continuing operations in the three months ended September 30, 2008 of $0.08. We believe this adjusted net loss per share from continuing operations is a meaningful disclosure that may help shareholders to better understand our results of operations for the three months ended September 30, 2008. Page six and seven of the attached Supplemental Information contain a Reconciliation of Non-GAAP Financial Measures for all adjusted earnings and earnings per share amounts presented in this release.

Third Quarter 2008 Operating Highlights (Senior Living Communities):

▪	Senior living occupancy for the third quarter of 2008 was 88.2% compared with 90.4% for the same period last year.

▪	Senior living average daily rate for the third quarter of 2008 increased by 4.4% to $142.77 from $136.75 in the same period last year.

▪	The percentage of senior living revenue derived from residents’ private resources for the third quarter of 2008 increased to 69.5% from 66.5% for the same period last year.

▪	Wages and benefits as a percentage of senior living revenues were 50.0% and 49.4% for the third quarters of 2008 and 2007, respectively.

▪
For those senior living communities that we have operated continuously since July 1, 2007 (comparable communities), occupancy for the third quarter of 2008 was 88.5% compared with 90.4% for the same period last year.

▪	Comparable communities average daily rate for the third quarter of 2008 increased by 5.3%, to $144.03, from $136.75 in the same period last year.

▪
In the third quarter of 2008, we acquired three senior living communities with 278 units and began leasing 17 senior living communities with 1,298 units.  Twelve of these communities are assisted living communities and eight are independent living communities.

First Nine Months of 2008 Financial Highlights:

▪	Total revenues for the nine months ended September 30, 2008 increased 12.5% to $812.0 million from $721.8 million for the same period last year.

▪
Net income per share from continuing operations for the nine months ended September 30, 2008 was $0.22, basic and diluted, compared to $0.61 and $0.55, basic and diluted, respectively, for the same period last year.

▪
During the nine months ended September 30, 2008, we recognized a $6.1 million unrealized loss as a result of our holdings of auction rate securities; a $3.0 million loss due to the impairment of certain investments in marketable securities; and a gain of $743,000 due to the early extinguishment of debt.  Without these items, we would have reported diluted income per share from continuing operations in the nine months ended September 30, 2008 of $0.45. We believe this adjusted net income per share from continuing operations is a meaningful disclosure that may help shareholders to better understand our results of operations for the nine months ended September 30, 2008.

▪
Net income per share from continuing operations in the nine months ended September 30, 2007 included a gain from extinguishment of debt of $4.5 million.  Without this gain, we would have reported diluted income per share from continuing operations for the nine months ended September 30, 2007 of $0.44.  We believe this adjusted net income per share from continuing operations is a meaningful disclosure that may help shareholders to better understand our results of operations for the nine months ended September 30, 2007.

Conference Call:

On November 5, 2008 at 5:00 p.m. Eastern Standard Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Francis R. Murphy, III, Chief Financial Officer, will host a conference call to discuss the third quarter 2008 financial results.  Following the company’s remarks, there will be a question and answer period.

The conference call telephone number is (888) 259-8884.  Participants calling from outside the United States and Canada should dial (913) 312-1512. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 8:00 p.m. Eastern Standard Time Wednesday, November 12th. To hear the replay, dial (719) 457-0820.  The replay pass code is 4868425.

A live audio webcast of the conference call will also be available in a listen only mode on the company’s web site at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the company’s web site about five minutes before the call.  The archived webcast will be available for replay on the company’s web site for about one week after the call.

About Five Star Quality Care, Inc.:

Five Star Quality Care, Inc. is a healthcare services company which operates healthcare and senior living communities.  Five Star owns, leases or operates 203 senior living communities with over 21,550 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates six institutional pharmacies, one of which provides mail order pharmaceuticals to the general public, and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

Supplemental Information, page 1of 7

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Revenues:
Senior living revenue	$ 241,190	$ 203,656	$ 686,559	$ 601,319
Hospital revenue	23,938	25,361	73,103	76,711
Pharmacy revenue	16,814	15,581	52,301	43,734
Total revenues	281,942	244,598	811,963	721,764

Operating expenses:
Senior living wages and benefits	120,704	100,659	341,593	306,497
Other senior living operating	61,228	50,988	173,317	149,399
Hospital expenses	22,332	22,588	67,539	69,585
Pharmacy expenses	17,368	14,722	50,918	41,835
Rent expense	41,745	32,507	116,464	96,737
General and administrative expenses	11,948	10,757	34,803	31,703
Depreciation and amortization	3,691	3,551	10,973	9,940
Total operating expenses	279,016	235,772	795,607	705,696

Operating income	2,926	8,826	16,356	16,068

Interest and other income	1,071	1,511	4,867	4,343
Interest expense	(1,696)	(1,464)	(4,890)	(4,919)
Unrealized loss on investments in trading securities	(1,733)	-	(6,099)	-
Impairment on investments in available for sale securities	(3,019)	-	(3,019)	-
Gain on extinguishment of debt	743	-	743	4,919

Income (loss) from continuing operations before income taxes	(1,708)	8,873	7,958	19,983
(Provision) benefit for income taxes	90	(277)	(920)	(760)
Income (loss) from continuing operations	(1,618)	8,596	7,038	19,223
Loss from discontinued operations	(632)	(835)	(4,182)	(2,619)

Net income (loss)	$ (2,250)	$ 7,761	$ 2,856	$ 16,604

Weighted average shares outstanding - basic	31,845	31,705	31,832	31,694

Weighted average shares outstanding - diluted	31,845	41,436	31,832	41,425

Basic income (loss) per share from:
Continuing operations	$ (0.05)	$ 0.27	$ 0.22	$ 0.61
Discontinued operations	(0.02)	(0.03)	(0.13)	(0.09)
Net income (loss) per share	$ (0.07)	$ 0.24	$ 0.09	$ 0.52

Diluted income (loss) per share from:
Continuing operations	$ (0.05)	$ 0.24	$ 0.22	$ 0.55
Discontinued operations	(0.02)	(0.02)	(0.13)	(0.06)
Net income (loss) per share	$ (0.07)	$ 0.22	$ 0.09	$ 0.49

Supplemental Information, page 2 of 7

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEET DATA
(in thousands, except share data)
(unaudited)

	September 30,	December 31,
	2008	2007
Assets
Current assets:
Cash and cash equivalents	$ 39,972	$ 30,999
Accounts receivable, net of allowance	58,035	58,803
Prepaid expenses and other current assets	24,256	23,782
Investment securities:
Investments in trading securities	-	61,800
Investments in available for sale securities	7,141	7,455
Assets of discontinued operations	2,020	3,178
Total current assets	131,424	186,017

Long term assets:
Property and equipment, net	152,047	131,705
Investments in trading securities	68,751	-
Other long term assets	37,298	42,732
Total assets	$ 389,520	$ 360,454

Liabilities and Shareholders’ Equity
Current liabilities	$ 127,492	$ 104,063
Long term liabilities	36,845	27,259
Mortgage notes payable, long term	12,479	15,810
Convertible senior notes	126,500	126,500
Shareholders’ equity (31,847,004 and 31,818,144 shares issued and outstanding at September 30, 2008 and December 31, 2007)	86,204	86,822
Total liabilities and shareholders’ equity	$ 389,520	$ 360,454

Supplemental Information, page 3 of 7

FIVE STAR QUALITY CARE, INC.
SENIOR LIVING COMMUNITY OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007

Number of communities (end of period)	202	163	202	163
Number of living units (end of period)	21,340	18,084	21,340	18,084

Occupancy	88.2%	90.4%	88.9%	90.4%
Average daily rate (ADR) (2)	$ 142.77	$ 136.75	$ 143.07	$ 136.25
ADR % growth	4.4%	-	5.0%	-

Percent breakdown of net senior living revenues:
Medicare	13.8%	15.0%	15.0%	15.3%
Medicaid	16.7%	18.5%	17.1%	18.2%
Private	69.5%	66.5%	67.9%	66.5%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$ 241,190	$ 203,656	$ 686,559	$ 601,319
Senior living revenues % growth	18.4%	-	14.2%	-

Senior living wages and benefits	$ 120,704	$ 100,659	$ 341,593	$ 306,497
Senior living wages and benefits as a % of senior living revenues	50.0%	49.4%	49.8%	51.0%
Other senior living operating expenses	61,228	50,988	173,317	149,399
Other senior living operating expenses as a % of senior living revenues	25.4%	25.0%	25.2%	24.8%
Community expenses (3) % growth	20.0%	-	12.9%	-

(1)	Excludes data for pharmacy and hospital operations and senior living discontinued operations (except for the number of communities and living units).
(2)	The ADR for the three months ended September 30, 2008 is slightly lower than the ADR for the nine months ended September 30, 2008 because of communities we began to operate during 2008.
(3)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

Supplemental Information, page 4 of 7

FIVE STAR QUALITY CARE, INC.
COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended September 30, (2)		Nine months ended September 30, (3)
	2008	2007	2008	2007

Number of communities (end of period)	163	163	162	162
Number of living units (end of period)	18,041	18,041	17,985	17,985

Occupancy	88.5%	90.4%	89.1%	90.4%
Average daily rate (ADR)	$ 144.03	$ 136.75	$ 143.95	$ 136.25
ADR % growth	5.3%	-	5.7%	-

Percent breakdown of net senior living revenues:
Medicare	15.5%	15.0%	16.1%	15.3%
Medicaid	18.3%	18.5%	18.0%	18.2%
Private	66.2%	66.5%	65.9%	66.5%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$ 209,464	$ 203,656	$ 625,725	$ 600,675
Senior living revenues % growth	2.9%	-	4.2%	-

Senior living wages and benefits	$ 105,798	$ 100,659	$ 312,120	$ 306,106
Senior living wages and benefits as a % of senior living revenues	50.5%	49.4%	49.9%	51.0%
Other senior living operating expenses	$ 54,254	$ 50,988	$ 159,759	$ 149,228
Other senior living operating expenses as a % of senior living revenues	25.9%	25.0%	25.5%	24.8%
Community expenses (4) % growth	5.5%	-	3.6%	-

(1)	Excludes data for pharmacy and hospital operations and senior living discontinued operations (except for the number of communities and living units).
(2)	Communities that we operated continuously since July 1, 2007.
(3)	Communities that we operated continuously since January 1, 2007.
(4)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

Supplemental Information, page 5 of 7

FIVE STAR QUALITY CARE, INC.
OTHER OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Number of senior living communities (2) (end of period):
Assisted and independent living communities, owned	16	13	16	13
Assisted and independent living communities, leased	137	101	137	101
Total number of assisted and independent living communities	153	114	153	114

Skilled nursing communities, owned	2	2	2	2
Skilled nursing communities, leased	47	47	47	47
Total number of skilled nursing communities	49	49	49	49

Total number of senior living communities	202	163	202	163

Number of senior living units (end of period):
Assisted and independent living communities, owned	1,303	1,070	1,303	1,070
Assisted and independent living communities, leased (3)	15,627	12,604	15,627	12,604
Total number of assisted and independent living units	16,930	13,674	16,930	13,674

Skilled nursing communities, owned	271	273	271	273
Skilled nursing communities, leased (4)	4,139	4,137	4,139	4,137
Total number of skilled nursing units	4,410	4,410	4,410	4,410

Total number of senior living units	21,340	18,084	21,340	18,084

Senior living revenues:
Assisted and independent living communities	$ 173,888	$ 138,110	$ 483,746	$ 408,889
Skilled nursing communities	65,435	64,051	197,068	188,553
Other (5)	1,867	1,495	5,745	3,877
Total senior living revenues	$ 241,190	$ 203,656	$ 686,559	$ 601,319

Assisted and independent living communities occupancy	88.8%	91.8%	89.6%	91.2%
Assisted and independent living communities ADR	$ 129.73	$ 121.70	$ 128.93	$ 121.54
Assisted and independent living communities ADR % growth	6.6%	-	6.1%	-

Skilled nursing communities occupancy	86.0%	88.8%	86.6%	87.8%
Skilled nursing communities ADR	$ 187.53	$ 179.44	$ 188.70	$ 178.57
Skilled nursing communities ADR % growth	4.5%	-	5.4%	-

Rehabilitation hospital units	321	321	321	321

Rehabilitation hospital occupancy	61.7%	60.0%	63.1%	60.0%

(1)	Excludes data for pharmacy operations and senior living discontinued operations (except for the number of communities and living units).
(2)	Communities are categorized by the type of living units which constitute a majority of the total living units at the community.
(3)	Includes 1,867 and 1,718 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three and nine months ended September 30, 2008 and 2007, respectively.
(4)	Includes 66 and 73 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three and nine months ended September 30, 2008 and 2007, respectively.
(5)	Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from pharmacy or hospital operations.

Supplemental Information, page 6 of 7

FIVE STAR QUALITY CARE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
 (in thousands, except per share data)

Reconciliation of income (loss) from continuing operations to earnings before interest, taxes, depreciation and amortization, or EBITDA, for the three and nine months ended September 30, 2008:

	For the three months ended September 30,		For the nine months ended September 30,
	2008	2007	2008	2007
Income (loss) from continuing operations	$ (1,618)	$ 8,596	$ 7,038	$ 19,223
Add: income taxes	(90)	277	920	760
Add: depreciation and amortization	3,691	3,551	10,973	9,940
Add: interest expense	1,696	1,464	4,890	4,919
Less: interest and other income	(1,071)	(1,511)	(4,867)	(4,343)
EBITDA (1)	$ 2,608	$ 12,377	$ 18,954	$ 30,499

Reconciliation of income (loss) from continuing operations to income (loss) from continuing operations excluding certain items(2) for the three and nine months ended September 30, 2008:

	For the three months ended			For the nine months ended
	September 30, 2008			September 30, 2008
	Amount	Per Share Basic	Per Share Diluted	Amount	Per Share Basic	Per Share Diluted
Income (loss) from continuing operations	$(1,618)	$(0.05)	$(0.05)	$7,038	$0.22	$0.22
Less: Gain on extinguishment of debt	(743)	(0.02)	(0.02)	(743)	(0.02)	(0.02)
Add: Impairment on investments in available for sale securities	3,019	0.10	0.10	3,019	0.10	0.10
Add: Unrealized loss on investments in trading securities	1,733	0.05	0.05	6,099	0.18	0.15
Income (loss) from continuing operations excluding certain items	$2,391	$0.08	$0.08	$15,413	$0.48	$0.45

(1)
We consider earnings before interest, taxes, depreciation and amortization, or EBITDA, to be a meaningful measure of our operating performance because it is useful in measuring our ability to service debt, fund capital expenditures and expand our business.  We believe that EBITDA is a meaningful disclosure that may help shareholders to better understand our financial performance, including comparing our performance to similar numbers reported by other companies; however, EBITDA as presented may not always be comparable to amounts calculated by other companies.  This information should not be considered as an alternative to net income, income from continuing operations, operating income, cash flow from operations, or any other operating performance or liquidity measure established by generally accepted accounting principles, or GAAP, in the United States.  We have not made any adjustments to reported EBITDA for the three and nine months ended September 30, 2008 and 2007, respectively, relating to the unrealized loss as a result of our holdings of auction rate securities; the impairment of certain investments in marketable securities or the gain on extinguishment of debt shown in the reconciliation below and on supplemental information page 7 of 7.

(2)	We believe this adjusted amount is a meaningful disclosure that may help shareholders to better understand our results of operations for the three and nine months ended September 30, 2008. This information should not be considered as an alternative to income from continuing operations or income from continuing operations per share or any other operating or performance measure established by GAAP.

Supplemental Information, page 7 of 7

FIVE STAR QUALITY CARE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (continued)
 (in thousands, except per share data)

Reconciliation of income from continuing operations to income from continuing operations excluding gain on extinguishment of debt for the nine months ended September 30, 2007:

	For the nine months ended
	September 30, 2007
	Amount	Per Share Basic	Per Share Diluted
Income from continuing operations	$19,223	$0.61	$0.55
Less: Gain on extinguishment of debt	(4,491)	(0.15)	(0.11)

Income from continuing operations excluding gain on extinguishment of debt (1)	$14,732	$0.46	$0.44

(1)
We believe this adjusted amount is a meaningful disclosure that may help shareholders to better understand our results of operations for the nine months ended September 30, 2007.  This information should not be considered as an alternative to income from continuing operations or income from continuing operations per share or any other operating or performance measure established by GAAP.